SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

BANCORP RHODE ISLAND, INC.
(Name of Registrant as Specified in its Charter)

Financial Edge Fund, L.P.
PL Capital, LLC
Goodbody/PL Capital, LLC
Financial Edge-Strategic Fund, L.P.
PL Capital/Focused Fund, L.P.
Goodbody/PL Capital, L.P.
PL Capital Advisors, LLC
Richard J. Lashley
Daniel J. Mullane
                                            John W. Palmer
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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Filed by PL Capital Group

        The PL Capital Group issued a press release on May 20, 2008. A copy of the press release follows as part of this filing under Rule 14a-6 of the Securities Exchange Act of 1934, as amended.

Important Information

        PL Capital Group has filed a definitive proxy statement and other proxy materials with the Securities and Exchange Commission (the “SEC”) in connection with the nomination of Daniel J. Mullane, Richard J. Lashley and John W. Palmer (the “PL Capital Nominees”) to serve as directors of Bancorp Rhode Island, Inc. The definitive proxy statement has been sent to shareholders of Bancorp Rhode Island seeking their support of the PL Capital Nominees at Bancorp Rhode Island’s 2008 Annual Meeting of Shareholders. Shareholders are urged to read the definitive proxy statement and proxy card because they contain important information about PL Capital Group, the PL Capital Nominees, Bancorp Rhode Island and related matters. Shareholders may obtain a free copy of the definitive proxy statement and other documents filed by PL Capital Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed by PL Capital Group with the SEC may also be obtained free of charge from PL Capital Group.

Participants in Solicitation

        PL Capital Group consists of the following persons who are participants in the solicitation from Bancorp Rhode Island, Inc.‘s shareholders of proxies in favor of the PL Capital Nominees: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, L.P.; Financial Edge-Strategic Fund, L.P.; PL Capital/Focused Fund, L.P.; Goodbody/PL Capital, L.P.; PL Capital Advisors, LLC; Richard J. Lashley; John W. Palmer and Daniel J. Mullane. Such participants may have interests in the solicitation, including as a result of holding shares of Bancorp Rhode Island common stock. Information regarding the participants and their interests is contained in the definitive proxy statement filed by PL Capital Group with the SEC in connection with Bancorp Rhode Island’s 2008 Annual Meeting of Shareholders.

PL CAPITAL SAYS BANCORP RHODE ISLAND’S EXPLANATIONS ARE UNSATISFACTORY AND INCONSISTENT

Naperville, IL May 20, 2008 PR Newswire/ — On May 19, 2008, Bancorp Rhode Island, Inc. (NASDAQ: BARI) filed a Form 8-K which attempted to clarify comments previously attributed to Bancorp Rhode Island’s management. These comments were contained in RiskMetrics Group, Inc.‘s (formerly known as ISS) May 15, 2008 report on the election of directors at Bancorp Rhode Island’s upcoming Annual Meeting scheduled for Wednesday May 21, 2008. The May 15, 2008 ISS report stated, among other things, that “management informed ISS that it expects BARI’s efficiency ratio to decline to 65 percent in the short term, closer to its peer group average of 61 percent.” Understandably, this disclosure was likely a significant factor in ISS’ decision to recommend that shareholders support Bancorp Rhode Island’s nominees.

In its May 19, 2008 Form 8-K, Bancorp Rhode Island’s management claimed that it “does not believe” that it made such a statement to ISS. In a subsequent letter to PL Capital dated May 19, 2008, Bancorp Rhode Island’s outside corporate counsel stated among other things that “Bancorp Rhode Island, Inc. is not the guarantor of assessments made by third parties with respect to its financial performance,” and referred to the matter as “the misstatement contained in the recent report of ISS Governance Services.”

“Frankly, I am confused whether Bancorp Rhode Island is claiming that they might have said it, or said it inadvertently with no basis to support it, or as its counsel now claims, management did not say it at all and the ISS report is simply wrong,” noted PL Capital Group principal John Palmer.

“Even more troubling is the fact that after reviewing the report Bancorp Rhode Island did not see fit on its own initiative to publicly report and clarify the material statement (or correct the material misstatement if indeed it was a misstatement). Instead, Bancorp Rhode Island merely issued a press release on May 15th 2008 touting ISS’ recommendation to vote for Bancorp Rhode Island’s nominees. Only after PL Capital called out this issue did Bancorp Rhode Island attempt to address the matter,” Mr. Palmer added.

“ISS is a respected and highly regarded proxy advisory firm and its written report indicates that Bancorp Rhode Island’s management made a specific disclosure about Bancorp Rhode Island’s ability to achieve a 65% efficiency ratio in the short term, which if true, is in PL Capital’s view a material and selective disclosure inconsistent with Bancorp Rhode Island’s previous public guidance and disclosures, in violation of the proxy rules and Regulation FD,” stated PL Capital Group principal Richard Lashley. He continued, “Regardless of the veracity of Bancorp Rhode Island’s management and who said what to whom, the unfortunate result is that the PL Capital Group’s chances of winning board representation at the upcoming Annual Meeting have been impacted. We asked Bancorp Rhode Island to postpone the Annual Meeting in order to give ISS and shareholders an opportunity to digest these recent disclosures, but Bancorp Rhode Island rejected our request. We plan to examine all alternatives available to the PL Capital Group.”

Contact:	Richard Lashley	John W. Palmer
	973-360-1666	630-848-1340
	Bankfund@aol.com	Palmersail@aol.com

Important Information

        PL Capital Group has filed a definitive proxy statement and other proxy materials with the Securities and Exchange Commission (the “SEC”) in connection with the nomination of Daniel J. Mullane, Richard J. Lashley and John W. Palmer (the “PL Capital Nominees”) to serve as directors of Bancorp Rhode Island, Inc. The definitive proxy statement has been sent to shareholders of Bancorp Rhode Island seeking their support of the PL Capital Nominees at Bancorp Rhode Island’s 2008 Annual Meeting of Shareholders. Shareholders are urged to read the definitive proxy statement and proxy card because they contain important information about PL Capital Group, the PL Capital Nominees, Bancorp Rhode Island and related matters. Shareholders may obtain a free copy of the definitive proxy statement and other documents filed by PL Capital Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed by PL Capital Group with the SEC may also be obtained free of charge from PL Capital Group.

Participants in Solicitation

        PL Capital Group consists of the following persons who are participants in the solicitation from Bancorp Rhode Island, Inc.‘s shareholders of proxies in favor of the PL Capital Nominees: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, L.P.; Financial Edge-Strategic Fund, L.P.; PL Capital/Focused Fund, L.P.; Goodbody/PL Capital, L.P.; PL Capital Advisors, LLC; Richard J. Lashley; John W. Palmer and Daniel J. Mullane. Such participants may have interests in the solicitation, including as a result of holding shares of Bancorp Rhode Island common stock. Information regarding the participants and their interests is contained in the definitive proxy statement filed by PL Capital Group with the SEC in connection with Bancorp Rhode Island’s 2008 Annual Meeting of Shareholders.